                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                             ____________________


                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


Date of Report:  September 22, 1995



                   Source One Mortgage Services Corporation
            (Exact name of registrant as specified in its charter)



          Delaware                       1-12898                38-2011419
          --------                       -------                ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)


  27555 Farmington Road
Farmington Hills, Michigan                                      48334-3357
--------------------------                                      ----------
  (Address of principal                                         (Zip Code)
   executive offices)


Registrant's telephone number, including area code:  (810) 488-7000


Total Pages: 8

Item 5. Other Events

        None applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        See attached Distribution Reports as of September 25, 1995 for Series 1987-1 and 1987-2, Distribution Reports as of October 1, 1995 for Series 1988-1 and 1988-2, and Distribution Reports as of
        September 20, 1995 for Series 1990-1.




                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        SOURCE ONE MORTGAGE SERVICES CORPORATION
                                   (Registrant)




Date:  September 22, 1995     By:  /s/ Ruth D. Brod
                                   -----------------------
                                   Ruth D. Brod
                                   Assistant Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-1

             Distribution Date Statement for    September 25, 1995



                                                                                         Interest
               COUPON            Principal           Number of         Interest        Payable Per
    Class       RATE             Outstanding        Certificates       Payable          $1,000 CTF
----------   ----------     ------------------     -------------     -----------       -------------

      A       6.8000%       $13,098,073.39            62,500         $222,667.25         $3.562676

      B       6.0000%                $0.00            13,700               $0.00         $0.000000

      C       6.0000%                $0.00            26,900               $0.00         $0.000000

      D       6.0000%       $13,098,073.40            21,900         $196,471.10         $8.971283
                            --------------           -------         -----------

                            $26,196,146.79           125,000         $419,138.35


                                                                                 Principal Balance
                                   Principal                Principal            Per $1,000
               Principal           Payable Per            Balance After          CTF After
    Class       Payable*           $1,000 CTF        September 25, 1995          September 25, 1995
----------     ----------        ---------------     ------------------          ---------------------
      A       $596,084.45           $9.537351          $12,501,988.94                  $200.031823

      B             $0.00           $0.000000                   $0.00                    $0.000000

      C             $0.00           $0.000000                   $0.00                    $0.000000

      D       $596,084.45          $27.218468          $12,501,988.95                  $570.867075
            -------------                             ---------------
            $1,192,168.90                              $25,003,977.89




*Aggregate Cash Flow Value Decline:                                $1,192,168.90
Ending Aggregate Agency MBS Balance:                              $25,006,835.10

              Agency MBS Collections :
                   Interest                                          $617,657.96
                   Principal                                       $1,192,168.90
              Investment Income                                        $8,011.18
                                                                   -------------
              TOTAL AVAILABLE                                      $1,817,838.04

              Due to Certificateholders                           ($1,611,307.25)

              Expenses Payable                                        ($5,257.67)
                                                                 ---------------
              Due to Residual Holders                                $201,273.12
                                                                 ---------------

              Amount Payable Per Individual
              Residual Certificate (5% Denomination):               $10,063.6560

  Principal Allocation:  Class A:     50.00000%
                         Class D:      50.00000%




THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee
Corporate Trust Division
Suite 0126
One First National Plaza
Chicago, Illinois  60670
(312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES  1987-2

             Distribution Date Statement for September 25, 1995

                COUPON           Principal             Number of         Interest          Interest
 Class           RATE          Outstanding            Certificates       Accrued           Payable
--------       --------      -----------------       -------------      -----------      ------------
  2-A            6.5000%                 $0.00           45,100               $0.00            $0.00

  2-B            7.0000%                 $0.00           18,000               $0.00            $0.00

  2-C            7.0000%                 $0.00           19,700               $0.00            $0.00

  2-D            9.5500%         $7,730,000.00 *          7,730          $61,517.92       $61,517.92

  2-E            9.9500%        $11,024,160.53            5,200          $91,408.66            $0.00
                             -----------------         --------         -----------       ----------
                                $18,754,160.53           95,730         $152,926.58       $61,517.92




                Interest                               Principal              Principal                   Per $1,000
               Payable Per           Principal         Payable Per          Balance After                  CTF After
 Class          $1,000 CTF            Payable           $1,000 CTF       September 25, 1995           September  25, 1995
--------  --------------------   ----------------  ------------------    -------------------         ---------------------
  2-A           $0.000000                             $0.000000                                             $0.000000

  2-B           $0.000000                             $0.000000                                             $0.000000

  2-C           $0.000000                             $0.000000                                             $0.000000

  2-D           $7.958334         $824,000.00 **      -                      $6,906,000.00              $1,000.000000

  2-E           $0.000000           -                 -                     $11,115,569.19              $2,137.609460
                                  -----------                             ----------------
                                  $      0.00                               $18,021,569.19



         Agency MBS Collections :
                  Interest                                                               $156,445.79
                  Principal                                                              $732,348.73
         Investment Income                                                                   $837.94
         Excess from previous month                                                           458.43
                                                                                         -----------
         TOTAL AVAILABLE                                                                 $890,090.89

         Due to Class 2-D INTEREST                                                       ($61,517.92)
         Due to Class 2-D REDEMPTION                                                    ($824,215.82)
         Due to Class 2-D (rounded down to even $1,000)                                 ($824,000.00)
         Excess in Collection Account                                                       ($215.82)
                                                                                         -----------
         Available for Expenses and Residual Payments                                      $4,357.15

         Expenses Payable                                                                   ($417.99)

                                                                                        ------------
         Net Balance                                                                       $3,939.16
                                                                                        ============


         Due to Residual Holders                                                           $3,939.16

         Amount Payable Per Individual
         Residual Certificate (5% Denomination):                                           $196.9580


         Ending Aggregate Agency MBS Balance:                                         $18,041,144.49

         Excess in collection Act  as of Aug 25                                              $458.43
         Accrual Distribution Amount:                                                     $91,408.66
         Aggregate Cash Flow Value Decline:                                              $732,348.73
         Principal to Class 2-D Redemption                                              ($824,000.00)
                                                                                    ----------------
                                                                                             $215.82
         Principal Distributable to Class 2-D                                            $824,000.00
                                                                                    ----------------
         Aggregate Amount of Principal Distributable:                                    $824,215.82

THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee
Corporate Trust Division
Suite 0126
One First National Plaza
Chicago, Illinois  60670
(312)407-4660

** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                Distribution Date Statement for October  1, 1995



            COUPON                Principal       Number of        Interest        Interest
 Class       RATE               Outstanding     Certificates       Accrued         Payable
-------- -------------      ---------------     ------------    -------------    ------------
   A           0.0000%                $0.00         38,510            $0.00            $0.00

   B           8.0000%                $0.00         51,050            $0.00            $0.00

   Z           9.9000%       $18,720,355.47         10,440      $154,442.93      $154,442.93
                           ---------------         -------      -----------      -----------
                             $18,720,355.47        100,000      $154,442.93      $154,442.93



                                                                           Principal Balance
              Interest                   Principal        Principal        Per $1,000
             Payable Per    Principal    Payable Per     Balance After     CTF After
 Class        $1,000 CTF     Payable*     $1,000 CTF    October  1, 1995   October  1, 1995
--------     ------------ --------------  ------------  ----------------  ----------------
   A         $0.000000          $0.00     $0.000000             $0.00          $0.000000

   B         $0.000000          $0.00     $0.000000             $0.00          $0.000000

   Z        $14.793384    $472,837.60    $45.290958    $18,247,517.87      $1,747.846539
                          -----------                  --------------
                          $472,837.60                  $18,247,517.87

Ending Aggregate Agency MBS Balance:                   $18,403,790.58


             Agency MBS Collections :
                          Interest                                        $156,005.18
                          Principal                                       $472,837.60
             Investment Income                                              $1,198.15
                                                                      ---------------
             TOTAL AVAILABLE                                              $630,040.93

             Due to Certificateholders                                   ($627,280.53)
                                                                      ---------------
             Available for Expenses and Residual Payments                   $2,760.40

             Expenses Payable                                                ($473.91)
                                                                      ---------------
             Net Balance                                                    $2,286.49
                                                                      ===============

             Due to Residual Holders                                        $2,286.49

             Amount Payable Per Individual
             Residual Certificate (5% Denomination):                        $114.3245



        Accrual Distribution Amount:                                     $0.00
        Aggregate Cash Flow Value Decline:                         $472,837.60
                                                                   -----------
        *Aggregate Amount of Principal Distributable:              $472,837.60

        Principal Allocation:   Class A:                                 0.000%
                                Class B:                                 0.000%


THE FIRST NATIONAL BANK OF CHICAGO
as Trustee
Corporate Trust Division
Suite 0126
One First National Plaza
Chicago, Illinois   60670
(312)407-4660

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-2
           Distribution Date Statement for         October 1, 1995



                                                                                                         Interest
             COUPON          Principal           Number of          Interest         Interest           Payable Per
Class         RATE          Outstanding        Certificates        Accrued           Payable             $1,000 CTF
------      -------- -     ---------------    -------------      -------------      -----------       ------------
 2-A         6.6375%        $1,347,412.29           39,750           $7,452.87        $7,452.87          $0.187494

 2-B         7.0000%                $0.00           24,540               $0.00            $0.00          $0.000000

 2-C         7.0000%                $0.00           10,930               $0.00            $0.00          $0.000000

 2-D         7.0000%        $1,696,487.61           14,580           $9,896.18        $9,896.18          $0.678750

 2-Z         9.4000%       $19,969,507.78           10,200         $156,427.81            $0.00          $0.000000
                          ---------------      ----------          -----------       ----------
                           $23,013,407.68          100,000         $173,776.86       $17,349.05



                                                        Principal Balance
                         Principal       Principal      Per $1,000
          Principal     Payable Per    Balance After    CTF After
Class     Payable*       $1,000 CTF   October 1, 1995   October 1, 1995
------ ---------------  ------------  ----------------  ----------------
 2-A      $441,075.74    $11.096245       $906,336.55        $22.800919

 2-B            $0.00     $0.000000             $0.00         $0.000000

 2-C            $0.00     $0.000000             $0.00         $0.000000

 2-D      $555,367.82    $38.091071     $1,141,119.79        $78.266104

 2-Z          -              -         $20,125,935.59     $1,973.130940
       ---------------                ----------------
          $996,443.56                  $22,173,391.93

Ending Aggregate Agency MBS Bal        $22,173,406.68



            Agency MBS Collections :
                    Interest                                       $182,189.57
                    Principal                                      $840,015.75
            Investment Income                                        $1,522.49
                                                                 -------------
            TOTAL AVAILABLE                                      $1,023,727.81

            Due to Certificateholders                           ($1,013,792.61)
                                                                 -------------
            Available for Expenses and Residual Payments             $9,935.20

            Expenses Payable                                          ($493.83)
                                                                 -------------
            Net Balance                                              $9,441.37
                                                                 -------------

            Due to Residual Holders                                  $9,441.37

            Amount Payable Per Individual
            Residual Certificate (5% Denomination):                  $472.0685




        Accrual Distribution Amount:                                $156,427.81
        Aggregate Cash Flow Value Decline:                          $840,015.75
                                                                    -----------
        *Aggregate Amount of Principal Distributable:               $996,443.56

        Principal Allocation:          Class 2-A:                      44.2650%
                                       Class 2-D:                      55.7350%



THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee
Corporate Trust Division
Suite 0126
One First National Plaza
Chicago, Illinois  60670
(312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

             Distribution Date Statement for   September  20, 1995

                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                                                Interest
         COUPON      Principal      Number of    Interest      Interest        Payable Per
 Class    RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF
------- --------- ---------------- ----------- ------------ --------------  -----------------
  1-A     8.5000%           $0.00      15,250        $0.00          $0.00          $0.000000

  1-B     9.0000%           $0.00      10,500        $0.00          $0.00          $0.000000

  1-C     9.0000%           $0.00       6,500        $0.00          $0.00          $0.000000

  1-D     9.0000%   $7,107,875.09      16,500   $53,309.06     $53,309.06          $3.230852

  1-E     9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00          $7.500000

  1-F     0.0000%           $0.00      18,500        $0.00          $0.00          $0.000000

  1-G     0.0000%           $0.00      12,450        $0.00          $0.00          $0.000000

  1-H     0.0000%           $0.00       4,850        $0.00          $0.00          $0.000000

  1-I   259.5000%      $38,215.75         152    $8,264.16      $8,264.16         $54.369474
                  ---------------- ----------- ------------ --------------
                   $19,146,090.84      96,702  $151,573.22    $151,573.22



                           Principal         Principal          Principal Balance
            Principal     Payable Per      Balance After       Per $1,000 CTF After
 Class       Payable*      $1,000 CTF   September  20, 1995     September  20, 1995
--------  -------------  ------------   ------------------      -------------------
  1-A          $0.00     $0.000000              $0.00              $0.000000

  1-B          $0.00     $0.000000              $0.00              $0.000000

  1-C          $0.00     $0.000000              $0.00              $0.000000

  1-D    $453,414.75    $27.479682      $6,654,460.34            $403.300627

  1-E        -              -          $12,000,000.00          $1,000.000000

  1-F          $0.00     $0.000000              $0.00              $0.000000

  1-G          $0.00     $0.000000              $0.00              $0.000000

  1-H          $0.00     $0.000000              $0.00              $0.000000

  1-I        $906.83     $5.965987         $37,308.92            $245.453421
         -----------                   --------------
         $454,321.58                   $18,691,769.26



                            UPPER TIER REMIC REGULAR CERTIFICATES

                                                                                Interest
         COUPON      Principal      Number of    Interest      Interest        Payable Per
          RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF
        --------- ---------------- ----------- ------------ --------------  -----------------
  1-R     0.0000%           $0.00       3,298        $7.98          $7.98          $0.002420

                         UPPER TIER REMIC REGULAR CERTIFICATES

                                                                   Principal Balance
                              Principal     Principal              Per $1,000
               Principal     Payable Per    Balance After          CTF After
               Payable*      $1,000 CTF     September 20, 1995     September 20, 1995
             --------------  ------------  -------------------     ------------------
  1-R           $0.00         $0.000000        $0.00                 $0.000000






                           LOWER TIER REMIC REGULAR INTERESTS


                                                                               Principal
         COUPON      Principal      Number of    Interest     Principal       Balance After
 Class    RATE      Outstanding    Certificates  Accrued       Payable*     September 20, 1995
------- --------- ---------------- ----------- ------------ --------------  -----------------
 1-AS     9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

 1-BS     9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

 1-CS     9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

 1-DS     9.5000%   $7,139,508.81      16,533   $56,521.11    $454,321.58      $6,685,187.23

 1-ES     9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

 1-FS     9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

 1-HS     9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                  ---------------- ----------- ------------ --------------  -----------------
                   $19,163,508.81     100,000  $151,711.11    $454,321.58     $18,709,187.23

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
              DISTRIBUTION DATE STATEMENT FOR September  20, 1995



Agency MBS Collections :
         Interest                                       $151,581.20
         Principal                                      $454,321.58
Investment Income                                           $257.51
                                                    ---------------
Lower Tier REMIC Collection Account                     $606,160.29
                                                    ---------------
Upper Tier REMIC Collection Account                     $606,160.29

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                   ($454,321.58)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                  ($151,573.22)

Expenses Payable                                              $0.00


REMIC Taxes Payable                                           $0.00

Interest Payable to Class 1-R Certificate                    ($7.98)



Principal Payable to Class 1-R Certificate                    $0.00

Due to Class 1-RS Certificate                              ($257.51)
                                                    ---------------
Net Balance                                                   $0.00
                                                    ===============




Beginning Aggregate Agency MBS Balance :          $100,001,006.61
Ending Aggregate Agency MBS Balance :              $18,692,775.69


 Aggregate Cash Flow Value Decline:                   $454,321.58
                                                  ---------------
 *Aggregate Amount of Principal Distributable:        $454,321.58



 Principal Allocation:


 Aggregate Amount of Principal
 Distributable to Classes 1-D and 1-I:

 Class 1-D:               2.74796818%
 Class 1-I:               0.59659868%

 Aggregate Amount of Principal
 Distributable to Classes 1-G,1-H and 1-R :

 Class 1-R:               0.00000000%





 THE FIRST NATIONAL BANK OF CHICAGO,
 as Trustee
 Corporate Trust Division
 Suite 0126
 One First National Plaza
 Chicago, Illinois  60670
 (312)407-4660